Pilgrim's Pride Corporation

Overview of 3rd Quarter of Fiscal 2005 vs Fiscal 2004

July 25, 2005

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that state the intentions, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; additional outbreaks of avian influenza or other diseases affecting the production performance and/or marketability of the Company's poultry products; contamination of our products, which has recently and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of our cash resources, particularly in light of our leverage; restrictions imposed by and as a result of, our leverage; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; changes in laws or regulations or the application thereof affecting our operations as well as competitive factors and pricing pressures; risks associated with the acquisition of ConAgra Foods' chicken division including possible unknown liabilities assumed in connection with the acquisition and loss of customers of the acquired business; inability to recognize the anticipated cost savings and anticipated benefits in connection with our turkey division restructuring; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
- The information included in this presentation should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended October 2, 2004 and subsequent reports filed with the Securities and Exchange Commission.
- The term "Proforma" as used in this presentation refers to the inclusion of the ConAgra chicken division acquisition on November 23, 2003 as if it had been owned by the Company for the entire period presented.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude the effects of the restructuring of our turkey operations and other related expenses, to exclude the estimated adverse effects of the October 2002 recall of certain deli meats by the company and to exclude recoveries resulting from our vitamin, Methionine litigation and other litigation. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income (loss) before interest, income taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of Generally Accepted Accounting Principles (GAAP) results, to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

U.S. Meat Supply Growth – Remains Nominal

(million lbs.)

	2002	2003	% Change	2004	% Change	2005P	% Change
Beef	27,090	26,234	-3%	24,544	-6%	24,729	1%
Pork	19,664	19,945	1%	20,509	3%	20,743	1%
Total Red Meat	46,754	46,179	-1%	45,053	-2%	45,472	1%
Chicken	32,240	32,749	2%	34,063	4%	35,526	4%
Turkey	5,660	5,589	-1%	5,399	-3%	5,443	1%
Total Poultry	37,900	38,338	1%	39,462	3%	40,969	4%
Total Red Meat And Poultry	84,654	84,517	0%	84,515	0%	86,441	2%
Poultry Meat Exported	5,241	5,439	4%	5,210	-4%	5,862	13%
Red Meat Exported	4,060	4,235	4%	2,640	-38%	3,155	20%

Source: Informa Economics report dated June 28, 2005

Broiler Hatchery Supply Flock



65
60
55
50
45
40
35
Million Hens
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Source: USDA & Informa Economics Projections

Broiler Hatching Egg Flock



58,500
58,000
57,500
57,000
56,500
56,000
55,500
55,000
54,500
54,000
thousand hens
July 2005 forward forecast
J
F
M
A
M
J
J
A
S
O
N
D
2003
2004
2005
2006

Source: USDA and Informa Economics Projections

Broiler Slaughter per Processing Day



38
37
36
35
34
33
32
31
30
million head/day
June 2005 forward forecast
J
F
M
A
M
J
J
A
S
O
N
D
2003
2004
2005
2006

Source: USDA and Informa Economics Projections

Broiler Average Live Weights


5.5
5.4
5.3
5.2
5.1
5.0
4.9
pounds
June 2005 forward forecast
J
F
M
A
M
J
J
A
S
O
N
D
2003
2004
2005
2006

Source: USDA and Informa Economics Projections

U.S. Per Capita Consumption (lbs.)

	2004	2005P	% Change	2006P	% Change	2007P	% Change
Beef	66.1	67.1	1.5%	68.2	1.6%	64.0	-6.2%
Pork	51.3	50.2	-2.1%	50.1	-0.2%	51.0	1.8%
Total Red Meat	117.4	117.3	-0.1%	118.3	0.9%	115.0	-2.8%
Chicken	85.4	88.6	3.7%	90.1	1.7%	91.4	1.4%
Turkey	17.0	16.5	-2.9%	16.3	-1.2%	16.6	1.8%
Total Poultry	102.4	105.1	2.6%	106.4	1.2%	108.0	1.5%
Total Red Meat And Poultry	219.8	222.4	1.2%	224.7	1.0%	223.0	-0.8%
Chicken Percent Exported	14.1%	14.4%	2.1%	14.3%	-0.69%	16.0%	11.89%

Source: National Chicken Council dated July 13, 2005

Top US Chicken Export Markets

	2001		2002		2003		2004		2005P	
	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.
Russia (1)	2,304	41.48%	1,521	31.67%	1,458	29.42%	1,503	31.53%	1,728	31.74%
Hong Kong	750	13.50%	608	12.66%	309	6.23%	226	4.74%	263	4.83%
Mexico (2)	381	6.86%	327	6.81%	366	7.38%	429	9.00%	520	9.55%
China (3)	108	1.94%	173	3.60%	292	5.89%	36	0.76%	173	3.18%
Korea (4)	226	4.07%	249	5.19%	159	3.21%	73	1.53%	76	1.40%
Other	1,786	32.15%	1,924	40.07%	2,372	47.86%	2,500	52.44%	2,685	49.31%
Total	5,555		4,802		4,956		4,767		5,445	
% of U.S Production:	17.77%			14.89%		15.13%		13.99%		15.33%
% Inc.(Dec.) - Exports:	8.86%			-13.56%		3.21%		-3.81%		14.22%
% Inc.(Dec.) - Domestic:	1.26%			6.72%		1.29%		5.41%		2.65%

(1) Bans in U.S. generally lifted except for six counties in Pennsylvania
(2) Bans in U.S. generally lifted except for eleven counties in TX
(3) Bans in U.S. generally lifted except for CT, RI & NY
(4) Ban for state of NY only

July 18, 2005 Source: USDA & Informa Economics Projections

U.S. Industry Outlook

Pricing environment during (vs. prior year periods) :

		3rd Qtr FY 05	3rd Qtr YTD 05
▪ Dark Meat	➢	+7.42% to $0.38/lb.	+0.16% to $0.32/lb.
▪ Wings	➢	-22.88% to $0.85/lb.	-4.80% to $1.00/lb.
▪ Breast Meat	➢	-36.48% to $1.45/lb.	-23.83% to $1.44/lb.
▪ GA Dock	➢	-2.35% to $0.74/lb.	+2.93% to $0.74/lb.

Export market

- ➢ Export demand is strong as evidenced by $0.38/lb. dark meat prices.
- ➢ Exports are expected to increase 14.2% in 2005 as reported by Informa Economics Projections
- ➢ Cold Storage Inventory levels have remained relatively flat in 2005 and projected to continue around current levels in 2006.

Favorable competitive meat environment :

		2001-2002*	2004	2005 April - June	% Change from 2001/2002
▪ Beef	➢	$3.35/lb.	$4.04/lb.	$4.23/lb.	26.3%
▪ Pork	➢	2.68/lb.	2.79/lb.	2.87/lb.	7.1%
▪ Chicken	➢	1.60/lb.	1.74/lb.	1.73/lb.	8.1%

** Before closing border to Canadian Cattle in May 2003*

Source: USDA

We anticipate that the opening of the Canadian border will reduce beef prices much more than chicken as the price of choice beef rose 26.3% since the closing of the border while chicken prices rose only 8.1%.

GA Dock Final Wt Avg (Monday)


85
80
75
70
65
60
55
50
cents/lb.
J
F
M
A
M
J
J
A
S
O
N
D
2001
2002
2003
2004
2005
2006

Source: USDA and Informa Economics Projections

Broiler Cold Storage Inventories



900
850
800
750
700
650
600
550
500
450
400
million pounds
June 2005 forward forecast
J
F
M
A
M
J
J
A
S
O
N
D
2003
2004
2005
2006

Source: USDA and Informa Economics Projections

U.S. Industry Outlook - Continued

- Grain Market

FY2005 Actuals:	3rd Qtr FY05 Near-by Futures vs. Prior Year Qtr	3rd Qtr YTD FY05 Near-by Futures vs. Prior Year YTD
Corn*	-25.4% to $2.28/bushel	-20.4% to $2.21/bushel
Soybean Meal*	-30.7% to $207.90/ton	-30.1% to $184.82/ton

FY2006 Outlook:	2005-2006 Crop Year USDA Futures vs. 3rd Qtr YTD FY05	2005-2006 Crop Year 7/22/05 Futures (CBOT) vs. 3rd Qtr YTD FY05
Corn*	-13.9% to $1.90/bushel	+12.5% to $2.48/bushel
Soybean Meal*	-2.6% to $180.00/ton	+12.4% to $207.69/ton

* Excludes Freight and Basis Costs delivery costs
** Source data from Chicago Board of Trade ("CBOT")

Earnings per Share

	FY2005	FY2004	%Change
Actuals			
3rd Quarter	$ 1.28	$ 0.15	753.3%
3rd Quarter Year to Date	$ 2.86	$ 0.86	232.6%
Proforma			
3rd Quarter Year to Date	$ 2.86	$ 1.01	183.2%

Earnings per Share

excluding effects of turkey restructuring and other non-recurring items (see slides 38- 43)

	FY2005	FY2004	%Change
Actuals			
3rd Quarter	$ 1.27	$ 0.75	69%
3rd Quarter Year to Date	$ 2.70	$ 1.70	59%
Pro Forma			
3rd Quarter	$ 1.27	$ 0.75	69%
3rd Quarter Year to Date	$ 2.70	$ 1.85	46%

Reflects the effect of removing the Turkey Restructuring and Other Non-recurring items of (0.16), (0.01), 0.84, and 0.60 for the FY2005 3rd Quarter Year to Date, FY2005 3rd Quarter, FY2004 3rd Quarter Year to Date, and FY2004 3rd Quarter to Date respectively.

Sales by Segment – Actual

($ in millions)

	3rd Quarter			3rd Quarter YTD		
	FY2005	FY2004	% Change	FY2005	FY2004	%Change
Total U.S. Chicken	$ 1,133.4	$ 1,121.1	1.1%	$ 3,248.7	$ 2,933.3	10.8%
Total Mexico Chicken	114.4	90.7	26.1%	302.2	268.6	12.5%
Total Chicken Sales	$ 1,247.8	$ 1,211.8	3.0%	$ 3,550.9	$ 3,201.9	10.9%
Total Turkey Sales	37.5	66.3	-43.4%	154.6	213.7	-27.7%
Sale of Other Products	154.7	169.9	-8.9%	478.1	461.7	3.6%
Total Net Sales	$ 1,440.0	$ 1,448.0	-0.6%	$ 4,183.6	$ 3,877.3	7.9%

Sales by Segment – 3rd Quarter YTD Proforma

($ in millions)

	Actual FY2005	Proforma FY2004	%Change	Adj. Proforma* FY 2004	%Change
Total U.S. Chicken	$ 3,248.7	$3,297.7	-1.5%	$3,218.5	0.9%
Total Mexico Chicken	302.2	268.6	12.5%	262.3	15.2%
Total Chicken Sales	$ 3,550.9	$ 3,566.3	-0.4%	$ 3,480.8	2.0%
Total Turkey Sales	154.6	213.7	-27.7%	207.1	-25.4%
Sale of Other Products	478.1	558.1	-14.3%	542.7	-11.9%
Total Net Sales	$ 4,183.6	$ 4,338.1	-3.6%	$ 4,230.6	-1.1%

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second and third fiscal quarter amounts were added. See slide 34 for computation of the 2004 Adjusted Proforma amounts.

Chicken Sales - Actual

($ in millions)

	3rd Quarter			3rd Quarter YTD		
	FY2005	FY2004	%Change	FY2005	FY2004	%Change
Prepared Foods:						
Foodservice	$ 403.6	$ 431.7	-6.5%	$ 1,217.3	$ 1,127.7	7.9%
Retail	76.1	48.6	56.6%	206.4	157.2	31.3%
Total Prepared Foods	479.7	480.3	-0.1%	1,423.7	1,284.9	10.8%
Fresh Chicken						
Foodservice	395.3	395.9	-0.2%	1,108.2	998.8	11.0%
Retail	154.4	181.3	-14.8%	453.7	472.1	-3.9%
Total Fresh Chicken	549.7	577.2	-4.8%	1,561.9	1,470.9	6.2%
Export and Other						
Prepared Foods	15.1	8.3	81.9%	45.5	26.2	73.7%
Chicken-Other	88.9	55.3	60.8%	217.6	151.3	43.8%
Total Export and Other	104.0	63.6	63.5%	263.1	177.5	48.2%
Total U.S. Chicken	1,133.4	1,121.1	1.1%	3,248.7	2,933.3	10.8%
Total Mexico Chicken	114.4	90.7	26.1%	302.2	268.6	12.5%
Total Chicken Sales	$ 1,247.8	$ 1,211.8	3.0%	$ 3,550.9	$ 3,201.9	10.9%

Chicken Sales – 3rd Quarter YTD Proforma

($ in millions)

	FY2005 Actual	FY2004 Proforma	% Change	FY2004* Adj. Proforma	% Change
United States					
Prepared Foods:					
Foodservice	$ 1,217.3	$ 1,252.4	-2.8%	$ 1,223.0	-0.5%
Retail	206.4	170.0	21.4%	165.3	24.9%
Total Prepared Foods	1,423.7	1,422.4	0.1%	1,388.3	2.5%
Fresh Chicken					
Foodservice	1,108.2	1,143.1	-3.1%	1,116.0	-0.7%
Retail	453.7	524.1	-13.4%	512.3	-11.4%
Total Fresh Chicken	1,561.9	1,667.2	-6.3%	1,628.3	-4.1%
Export and Other					
Prepared Foods	45.5	27.8	63.7%	27.0	68.5%
Chicken-Other	217.6	180.3	20.7%	174.9	24.4%
Total Export and Other	263.1	208.1	26.4%	201.9	30.3%
Total U.S. Chicken	3,248.7	3,297.7	-1.5%	3,218.5	0.9%
Total Mexico Chicken	302.2	268.6	12.5%	262.3	15.2%
Total Chicken Sales	$ 3,550.9	$ 3,566.3	-0.4%	$ 3,480.8	2.0%

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second and third fiscal quarter amounts were added. See slide 35 for computation of the 2004 Adjusted Proforma amounts.

Summary Operating Results - Actual

($ In Millions)	Three Months Ended		Nine Months Ended	
	3Q FY05	3Q FY04	3Q FY05	3Q FY04
Sales:				
Chicken and Other Products:				
United States	$ 1,282.4	$ 1,284.7	$ 3,711.2	$ 3,377.2
Mexico	120.1	97.0	317.8	286.4
Sub Total	$ 1,402.5	$ 1,381.7	$ 4,029.0	$ 3,663.6
Turkey	37.5	66.3	154.6	213.7
Total	$ 1,440.0	$ 1,448.0	$ 4,183.6	$ 3,877.3
Growth		-0.55%		7.90%
Operating Income:				
Chicken and Other Products:				
United States	$ 123.4	$ 116.9	$ 297.2	$ 238.7
Mexico	18.9	(1.7)	35.4	(4.1)
Sub Total	$ 142.3	$ 115.2	$ 332.6	$ 234.6
Turkey	(6.3)	(78.1)	(16.6)	(105.2)
GAAP Operating Income	**$ 136.0**	**$ 37.1**	**$ 316.0**	**$ 129.4**
Operating Margin	9.44%	2.56%	7.55%	3.34%
Turkey Restructuring & Other non-recurring items *	(0.8)	63.9	(5.3)	83.9
Adjusted Operating Income	**$ 135.2**	**$ 101.0**	**$ 310.7**	**$ 213.3**
Operating Margin before Turkey Restructuring & Other non-recurring items	9.39%	6.98%	7.43%	5.50%

*See slide 42 and 43 for an analysis of the non-recurring items.

Summary Operating Results – 3rd Quarter YTD Proforma

($ in millions)	Proforma Nine Months Ended 3Q FY05	Proforma Nine Months Ended 3Q FY04	Adj. Proforma* Nine Months Ended 3Q FY05	Adj. Proforma* Nine Months Ended 3Q FY04
Sales:				
Chicken and Other Products:				
United States	$ 3,711.2	$ 3,838.0	$ 3,711.2	$ 3,743.8
Mexico	317.8	286.4	317.8	279.7
Sub Total	$ 4,029.0	$ 4,124.4	$ 4,029.0	$ 4,023.5
Turkey	154.6	213.7	154.6	207.1
Total	$ 4,183.6	$ 4,338.1	$ 4,183.6	$ 4,230.6
Growth		-3.56%		-1.11%
Operating Income (Loss):				
Chicken and Other Products:				
United States	$ 297.2	$ 264.3	$ 297.2	$ 258.8
Mexico	35.4	(4.2)	35.4	(3.8)
Sub Total	$ 332.6	$ 260.1	$ 332.6	$ 255.0
Turkey	(16.6)	(105.2)	(16.6)	(104.1)
GAAP Operating Income	**$ 316.0**	**$ 154.9**	**$ 316.0**	**$ 150.9**
Operating Margin	7.55%	3.57%	7.55%	3.57%
Turkey Restructuring & Other non-recurring items**	(17.0)	83.9	(17.0)	83.9
Adjusted Operating Income	**$ 299.0**	**$ 238.8**	**$ 299.0**	**$ 234.8**
Operating Margin before Turkey Restructuring & Other non-recurring items	7.15%	5.50%	7.15%	5.55%

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second and third fiscal quarter amounts were added. See slide 36 for computation of the first fiscal quarter of 2004 Adjusted Proforma amounts.

**See slide 42 and 43 for an analysis of the non-recurring items.

Results from Operations – 3rd Quarter

($ in millions, except per share figures)

	Actual		
	FY2005	FY2004	%Change
Net Sales	$ 1,440.0	$ 1,448.0	-0.6%
Net Income	$ 85.4	$ 9.8	771.4%
EBITDA	$ 165.8	$ 65.5	153.1%
EPS	$ 1.28	$ 0.15	753.3%
EBITDA Reconciliation			
Net Income	$ 85.4	$ 9.8	
Add:			
Income Tax Expense	38.3	12.3	
Interest expense, net	12.3	14.7	
Depreciation and amortization	30.4	29.1	
Minus:			
Amortization of capitalized financing costs	0.6	0.4	
EBITDA - as reported	$ 165.8	$ 65.5	153.1%
EBITDA Margin - as reported	11.51%	4.52%	

Results from Operations – 3rd Quarter - Continued

($ in millions, except per share figures)

	Actual				
		FY2005		FY2004	%Change
EBITDA Reconciliation					
Net Income	$	85.4	$	9.8	
Add:					
Income Tax Expense		38.3		12.3	
Interest expense, net		12.3		14.7	
Depreciation and amortization		30.4		29.1	
Minus:					
Amortization of capitalized financing costs		0.6		0.4	
EBITDA - as reported	$	165.8	$	65.5	153.1%
EBITDA Margin - as reported		11.51%		4.52%	
Non-recurring Adjusted Turkey Restructuring & Other non-recurring items *		(0.8)		63.9	
EBITDA - Adjusted	$	165.0	$	129.4	
EBITDA Margin - Adjusted		11.46%		8.94%	

* See slide 42 and 43 for an analysis of the non-recurring items.

Results from Operations – 3rd Quarter YTD

($ in millions, except per share figures)

	Actual			Proforma	
	FY2005	FY2004	%Change	FY2004	%Change
Net Sales	$4,183.6	$3,877.3	7.9%	$4,338.1	-3.6%
Net Income	$ 190.3	$ 53.0	259.1%	$ 67.5	181.9%
EBITDA	$ 420.6	$ 214.6	96.0%	$ 249.3	68.7%
EPS	$ 2.86	$ 0.86	232.6%	$ 1.01	183.2%
EBITDA Reconciliation					
Net Income	$ 190.3	$ 53.0		$ 67.5	
Add:					
Income Tax Expense	103.9	34.2		43.1	
Interest expense, net	33.9	40.7		45.0	
Depreciation and amortization	94.2	88.1		95.1	
Minus:					
Amortization of capitalized financing costs	1.7	1.4		1.4	
EBITDA	$ 420.6	$ 214.6	96.0%	$ 249.3	68.7%
EBITDA Margin	10.05%	5.53%		5.75%	

Results from Operations – 3rd Quarter YTD - Continued

($ in millions, except per share figures)

	Actual			Proforma	
	FY2005	FY2004	% Change	FY2004	% Change
<u>EBITDA Reconciliation</u>					
Net Income	$ 190.3	$ 53.0		$ 67.5	
Add:					
Income Tax Expense	103.9	34.2		43.1	
Interest expense, net	33.9	40.7		45.0	
Depreciation and amortization	94.2	88.1		95.1	
Minus:					
Amortization of capitalized financing costs	1.7	1.4		1.4	
EBITDA - as reported	$ 420.6	$ 214.6	96.0%	$ 249.3	68.7%
EBITDA Margin - as reported	10.05%	5.53%		5.75%	
Non-recurring Adjusted					
Turkey Restructuring & Other non-recurring items *	(17.0)	82.9		82.9	
EBITDA - Adjusted	$ 403.6	$ 297.5		$ 332.2	
EBITDA Margin - Adjusted	9.65%	7.67%		1.91%	

* See slide 42 and 43 for an analysis of the non-recurring items.

Long Term Debt

($ in thousands)	Fiscal Quarter Ending July 2, 2005				Fiscal Year Ending October 2, 2004			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Senior unsecured notes, interest at 9 5/8%	2011	$ 302,696	--	$ 302,696	2011	$ 303,019	–	$ 303,019
Senior unsecured notes, interest at 9 ¼%	2013	100,000	--	100,000	2013	100,000	–	100,000
Note payable to an insurance company at 6.68%	2012	53,819	--	53,819	2012	55,899	–	55,899
Notes payable to an insurance company at LIBOR plus 2.2075%	2013	56,000	--	56,000	2013	68,000	–	68,000
Revolving term/credit facility at LIBOR plus 1.00%	2011	--	500,000	500,000	2011	--	500,000	500,000
Industrial revenue bond at variable rate	2012	9,500	--	9,500	2012	9,500	–	9,500
Industrial revenue bond at variable rate	2019	4,700	--	4,700	2019	4,700	–	4,700
Other notes payable	VAR	2,924	--	2,924	VAR	3,176	–	3,176
		529,639	$ 500,000	$ 1,029,639		544,294	$ 500,000	$ 1,044,294
Less current maturities		8,552				8,428		
Total Long-term debt		$ 521,087				$ 535,866		

Other Credit Facilities

($ in thousands)	Fiscal Quarter Ending July 2, 2005				Fiscal Year Ending October 2, 2004			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Domestic Revolving Credit Facility at LIBOR plus 0.875%	2009	$ -	$ 115,482	$ 150,000	2009		$ 105,510	$ 150,000
Domestic Revolving Credit Facility at LIBOR plus 1.00%	2011		18,000	18,000	2011		18,000	18,000
Mexico Revolving Credit Facility	2004	-	-	-	2004		30,000	30,000
Total Revolving Credit Facilities		$ -	$ 133,482	$ 168,000		$ -	$ 153,510	$ 198,000
Total Debt		$ 529,639	$ 633,482	$ 1,197,639		$ 544,294	$ 653,510	$ 1,242,294
Receivables Purchase Agreement	2008	$ -	$ 125,000	$ 125,000	2008	$ -	$ 125,000	$ 125,000
Total Debt and Receivable Purchase Facilities		$ 529,639	$ 758,482	$ 1,322,639		$ 544,294	$ 778,510	$ 1,367,294

Summary Credit Ratios & Other Information

	FYE 2004	3Q2004	3Q2005	9-Mo FY04	9-Mo FY05
EBITDA / Interest Expense	7.15x	4.24x	13.46x	5.28x	12.42x
Total Debt / EBITDA (*)	1.46x	-	-	2.30x	0.92x
Net Debt / EBITDA (*)	1.36x	-	-	2.16x	0.40x
Total Debt / Total Capital	37.1%	-	-	41.4%	32.3%
Net Debt / Total Capital	35.4%	-	-	39.8%	17.3%
Net Worth (millions)	$923.0	-	-	$849.9	$1,110.6
Book Value/Common Share	$13.87	-	-	$12.77	$16.69

(*) For 3rd Qtr 2004 and 2005, EBITDA used in this calculation is based on the Last twelve months ("LTM") period ended 7/3/2004 and 7/2/2005, respectively. See slide 29 for reconciliation.

Summary Credit Ratios & Other Information – Continued

EBITDA Reconciliation of FY2004 and LTM Periods EBITDA

	FY2004	LTM Ending 7/03/04	LTM Ending 7/02/05
Net Income	$ 128,340	$ 78,125	$ 265,541
Add:			
Income Tax Expense	80,195	26,031	149,944
Interest expense, net	52,129	49,804	45,335
Depreciation and amortization	113,788	108,054	119,931
Minus:			
Amortization of capitalized financing costs	1,951	1,831	2,275
EBITDA	$ 372,501	$ 260,183	$ 578,476
Adjustments:			
Turkey Restructuring	64,160	-	64,160
Other Restructuring	7,923	-	7,923
Turkey Asser Sales	-	-	(5,277)
Turkey Recall Insurance	(23,824)	-	(23,815)
Turkey Recall Effects	20,000	50,000	-
Vitamin, Methionine and other litigation Settlements	(1,039)	(19,423)	(11,680)
Adjusted EBITDA	$ 439,721	$ 290,760	$ 609,787

Debt net of Cash Reconciliation

	FY2004	FY2004q3	FY2005q3
Total Debt	$ 544,294	$ 599,472	$ 529,639
Less Cash	38,165	36,839	297,821
Net Debt	$ 506,129	$ 562,633	$ 231,818

Capital Expenditures



Million $
Maintenance/Other
Expansion
120
100
80
60
40
20
0
$79.6
$13.6
$66.0
$83.6
$13.6
$70.0
$19.9
$4.2
$15.7
$37.9
$3.3
$34.6
$59.9
$10.0
$49.9
$63.9
$8.8
$55.1
$90.1
$8.9
$81.2
$109.8
$12.5
$97.3
FY 04
FY 04 Proforma
3Q FY04
3Q FY05
9-Mo FY04
9-Mo FY04 Proforma
9-Mo FY05
LTM

- The Company projects FY 2005 capital expenditures of approximately $130 - $145 million.

Other Information

Turkey Sales - Actual

($ in millions)	3rd Quarter			3rd Quarter YTD		
	FY2005	FY2004	%Change	FY2005	FY2004	%Change
Prepared Foods:						
Foodservice	$ 10.7	$ 18.9	-43.4%	$ 53.3	$ 62.2	-14.3%
Retail	9.7	11.5	-15.7%	27.0	27.4	-1.5%
Total Prepared Foods	20.4	30.4	-32.9%	80.3	89.6	-10.4%
Fresh Turkey						
Foodservice	1.7	9.3	-81.7%	8.9	27.7	-67.9%
Retail	13.4	24.2	-44.6%	61.9	88.6	-30.1%
Total Fresh Turkey	15.1	33.5	-54.9%	70.8	116.3	-39.1%
Export and Other						
Prepared Foods	0.2	0.5	-60.0%	0.8	1.6	-50.0%
Turkey Other	1.8	1.9	-5.3%	2.7	6.2	-56.5%
Total Export and Other	2.0	2.4	-16.7%	3.5	7.8	-55.1%
Total Turkey Sales	$ 37.5	$ 66.3	-43.4%	$ 154.6	$ 213.7	-27.7%

Turkey Sales – Adjusted YTD

($ in millions)

	Actual 2005	Adj. Proforma* FY2004	% Change
Prepared Foods:			
Foodservice	$ 53.3	$ 60.4	-11.8%
Retail	27.0	26.8	0.7%
Total Prepared Foods	80.3	87.2	-7.9%
Fresh Turkey			
Foodservice	8.9	27.0	-67.0%
Retail	61.9	85.4	-27.5%
Total Fresh Turkey	70.8	112.4	-37.0%
Export and Other			
Prepared Foods	0.8	1.6	-50.0%
Turkey Other	2.7	5.9	-54.2%
Total Export and Other	3.5	7.5	-53.3%
Total Turkey Sales	$ 154.6	$ 207.1	-25.4%

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second and third fiscal quarter amounts were added. See slide 37 for computation of the 2004 Adjusted Proforma amounts.

Sales by Segment – 3rd Quarter YTD

Reconciliation of 2004 Adjusted Proforma

($ in millions)

	1Q2004 Proforma	1Q2004* Adj. Proforma	2Q2004 Actual	3Q2004 Actual	FY2004* Adj. Proforma
Total U.S. Chicken	$1,108.4	$1,029.2	$1,068.2	$1,121.1	$3,218.5
Total Mexico Chicken	88.9	82.6	89.0	90.7	262.3
Total Chicken Sales	$ 1,197.3	$ 1,111.8	$ 1,157.2	$ 1,211.8	$ 3,480.8
Total Turkey Sales	93.4	86.7	54.1	66.3	207.1
Sale of Other Products	214.5	199.2	173.6	169.9	542.7
Total Net Sales	$ 1,505.2	$ 1,397.7	$ 1,384.9	$ 1,448.0	$ 4,230.6

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second and third fiscal quarter amounts were added.

Chicken Sales – 3rd Quarter Proforma YTD

Reconciliation of 2004 Adjusted Proforma

($ in millions)

	1Q2004 Proforma	1Q2004* Adj. Proforma	2Q2004 Actual	3Q2004 Actual	FY2004* Adj. Proforma
United States					
Prepared Foods:					
Foodservice	$ 410.3	$ 381.0	$ 410.3	$ 431.7	$ 1,223.0
Retail	65.4	60.7	56.0	48.6	165.3
Total Prepared Foods	475.7	441.7	466.3	480.3	1,388.3
Fresh Chicken					
Foodservice	379.5	352.4	367.7	395.9	1,116.0
Retail	166.2	154.3	176.7	181.3	512.3
Total Fresh Chicken	545.7	506.7	544.4	577.2	1,628.3
Export and Other					
Prepared Foods	10.9	10.1	8.6	8.3	27.0
Chicken-Other	76.1	70.7	48.9	55.3	174.9
Total Export and Other	87.0	80.8	57.5	63.6	201.9
Total U.S. Chicken	1,108.4	1,029.2	1,068.2	1,121.1	3,218.5
Total Mexico Chicken	88.9	82.6	89.0	90.7	262.3
Total Chicken Sales	$ 1,197.3	$ 1,111.8	$ 1,157.2	$ 1,211.8	$ 3,480.8

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second and third fiscal quarter amounts were added.

Summary Operating Results

Reconciliation of 2004 Adjusted Proforma

($ in millions)

	1Q2004 Proforma	1Q2004 * Adj. Proforma	2Q2004 Actual	3Q2004 Actual	FY2004* Adj. Proforma
Sales:					
Chicken and Other Products:					
United States	$ 1,318.3	$ 1,224.1	$ 1,235.0	$ 1,284.7	$ 3,743.8
Mexico	93.5	86.9	95.8	97.0	279.7
Sub Total	$ 1,411.8	$ 1,311.0	$ 1,330.8	$ 1,381.7	$ 4,023.5
Turkey	93.4	86.7	54.1	66.3	207.1
Total	$ 1,505.2	$ 1,397.7	$ 1,384.9	$ 1,448.0	$ 4,230.6
Operating Income (Loss):					
Chicken and Other Products:					
United States	$ 77.6	$ 72.1	$ 69.8	$ 116.9	$ 258.8
Mexico	(5.5)	(5.1)	3.0	(1.7)	(3.8)
Sub Total	$ 72.1	$ 67.0	$ 72.8	$ 115.2	$ 255.0
Turkey	(15.8)	(14.7)	(11.3)	(78.1)	(104.1)
GAAP Operating Income	$ 56.3	$ 52.3	$ 61.5	$ 150.9	$ -
Tky Restructuring & Other Related Charges	19.0	19.0	-	63.9	82.9
Adjusted Operating Income	$ 75.3	$ 71.3	$ 61.5	$ 101.0	$ 233.8

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second and third fiscal quarter amounts were added.

Turkey Sales – Adjusted YTD

Reconciliation of 2004 Adjusted Proforma

($ in millions)

	1Q2004 Proforma	1Q2004* Adj. Proforma	2Q2004 Actual	3Q2004 Actual	FY2004* Adj. Proforma
Prepared Foods:					
Foodservice	$ 26.0	$ 24.1	$ 17.4	$ 18.9	$ 60.4
Retail	8.2	7.6	7.7	11.5	26.8
Total Prepared Foods	34.2	31.7	25.1	30.4	87.2
Fresh Turkey					
Foodservice	10.4	9.6	8.1	9.3	27.0
Retail	45.2	42.0	19.2	24.2	85.4
Total Fresh Turkey	55.6	51.6	27.3	33.5	112.4
Export and Other					
Prepared Foods	0.6	0.6	0.5	0.5	1.6
Turkey Other	3.0	2.8	1.2	1.9	5.9
Total Export and Other	3.6	3.4	1.7	2.4	7.5
Total Turkey Sales	$ 93.4	$ 86.7	$ 54.1	$ 66.3	$ 207.1

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second and third fiscal quarter amounts were added.

Effects of turkey restructuring and other non-recurring items on the quarter ended July 2, 2005

($ in thousands except per share figures)

	With turkey restructuring & other non-recurring items	Remove turkey restructuring & other non-recurring items	Without turkey restructuring & other non-recurring items
Net Sales	$ 1,440,039	$ -	$ 1,440,039
Costs and Expenses:			
Cost of sales	1,209,540	(837)	1,210,377
Selling, general and administrative	94,506	-	94,506
	$ 1,304,046	$ (837)	$ 1,304,883
Operating income	$ 135,993	$ (837)	$ 135,156
Other Expense (Income):			
Interest expense, net	$ 12,322	$ -	$ 12,322
Foreign exchange (gain) loss	(94)	-	(94)
Miscellaneous, net	89	-	89
	$ 12,317	$ -	$ 12,317
Income before income taxes	123,676	(837)	122,839
Income tax expense	38,324	(318)	38,006
Net income	$ 85,352	$ (519)	$ 84,833
Net income per common share – basic and diluted	$1.28	($0.01)	$1.27
Weighted average shares outstanding	66,555,733	66,555,733	66,555,733

Effects of turkey restructuring and other non-recurring items on the nine months July 2, 2005

($ in thousands except per share figures)

	With turkey restructuring & other non-recurring items	Remove turkey restructuring & other non-recurring items	Without turkey restructuring & other non-recurring items
Net Sales	$ 4,183,607	$ -	$ 4,183,607
Costs and Expenses:			
Cost of sales	3,639,213	(5,277)	3,644,490
Selling, general and administrative	228,431	-	228,431
	$ 3,867,644	$ (5,277)	$ 3,872,921
Operating income	$ 315,963	$ (5,277)	$ 310,686
Other Expense (Income):			
Interest expense, net	$ 33,864	$ -	$ 33,864
Foreign exchange gain	(420)	-	(420)
Miscellaneous, net	(11,659)	11,680	21
	$ 21,785	$ 11,680	$ 33,465
Income before income taxes	294,178	(16,957)	277,221
Income tax expense	103,928	(6,444)	97,484
Net income	$ 190,250	$ (10,513)	$ 179,737
Net income per common share – basic and diluted	$2.86	($0.16)	$2.70
Weighted average shares outstanding	66,555,733	66,555,733	66,555,733

Effects of turkey restructuring and other non-recurring items on the quarter ended July 3, 2004

($ in thousands except per share fiqures)

	With turkey restructuring & other non-recurring items		Remove turkey restructuring & other non-recurring items		Without turkey restructuring & other non-recurring items	
Net Sales	$	1,447,995	$	-	$	1,447,995
Costs and Expenses:						
Cost of sales		1,273,792		-		1,273,792
Cost of sales-restructuring		55,982		55,982		-
Selling, general and administrative		73,181		-		73,181
Other restructuring charges		7,923		7,923		-
	$	1,410,878	$	63,905	$	1,346,973
Operating income	$	37,117	$	63,905	$	101,022
Other Expense (Income):						
Interest expense, net	$	14,690	$	-	$	14,690
Foreign exchange (gain) loss		65		-		65
Miscellaneous, net		285		-		285
	$	15,040	$	-	$	15,040
Income before income taxes		22,077		63,905		85,982
Income tax expense		12,263		24,284		36,547
Net income	$	9,814	$	39,621	$	49,435
Net income per common share – basic and diluted		$0.15		$0.60		$0.75
Weighted average shares outstanding		66,555,733		66,555,733		66,555,733

Effects of turkey restructuring and other non-recurring items on the nine months July 3, 2004

($ in thousands except for per share fiqures)

	With turkey restructuring & other non-recurring items		Remove turkey restructuring & other non-recurring items		Without turkey restructuring & other non-recurring items	
Net Sales	$	3,877,269	$	-	$	3,877,269
Costs and Expenses:						
Cost of sales		3,502,632		20,000		3,482,632
Cost of sales-restructuring		55,982		55,982		-
Selling, general and administrative		181,297		-		181,297
Other restructuring charges		7,923		7,923		-
	$	3,747,834	$	83,905	$	3,663,929
Operating income	$	129,435	$	83,905	$	213,340
Other Expense (Income):						
Interest expense, net	$	40,658	$	-	$	40,658
Foreign exchange (gain) loss		328		-		328
Miscellaneous, net		1,222		1,039		2,261
	$	42,208	$	1,039	$	43,247
Income before income taxes		87,227		82,866		170,093
Income tax expense		34,178		31,572		65,750
Net income	$	53,049	$	51,294	$	104,343
Net income per common share – basic and diluted		$0.86		$0.84		$1.70
Weighted average shares outstanding		61,376,254		61,376,254		61,376,254

Non-Recurring Items Affecting Fiscal 2005

($ in Millions)

Three Months Ended July 2, 2005	Non-Recurring	Miscellaneous Net	Total Income	Expenses	Net Income (Loss)
Turkey asset sales	-	-	-	$ 0.8	$ 0.8
Total	$ -	$ -	$ -	$ 0.8	$ 0.8
EPS Effect, net				$ 0.01	$ 0.01

Nine Months Ended July 2, 2005	Non-Recurring	Miscellaneous Net	Total Income	Expenses	Net Income (Loss)
Litigation Proceeds	$ -	$ -	$ -	$ 11.7	$ 11.7
Turkey asset sales				5.3	5.3
Total	$ -	$ -	$ -	$ 17.0	$ 17.0
EPS Effect, net				0.16	0.16

Non-Recurring Items Affecting Fiscal 2004

($ in Millions)

Three Months Ended July 3, 2004	Non-Recurring	Miscellaneous Net	Total Income	Expenses	Net Income (Loss)
Turkey Restructuring	-	-	-	$ (56.0)	$ (56.0)
Other Charges - Turkey	-	-	-	(7.9)	(7.9)
Total	$ -	$ -	$ -	$ (63.9)	$ (63.9)
EPS Effect, net				$ (0.60)	$ (0.60)

Nine Months Ended July 3, 2004	Non-Recurring	Miscellaneous Net	Total Income	Expenses	Net Income (Loss)
Recall Effects (Estimate)	$ -	$ -	$ -	$ (20.0)	$ (20.0)
Vitamin	0.1	0.9	1.0	-	1.0
Turkey Restructuring				(56.0)	(56.0)
Other Charges - Turkey				(7.9)	(7.9)
Total	$ 0.1	$ 0.9	$ 1.0	$ (83.9)	$ (82.9)
EPS Effect, net	0.00	0.01	0.01	(0.85)	(0.84)